Exhibit 99.1

ONE MADISON CORPORATION TO COMBINE WITH RANPAK

•	Ranpak, the global leader in sustainable systems-based packaging solutions for e-Commerce and industrial supply chains, to become public company through combination with One Madison Corporation
•	Company’s premium fiber-based solution is well-positioned to benefit from growing momentum in e-Commerce and increased consumer focus on environmental sustainability
•	Fully committed debt and equity financing in place to complete transaction, including a newly committed $142 million common equity private placement at $10.00 per share
•	Ranpak will have a well-capitalized balance sheet to support its future growth strategy and benefit from One Madison’s extensive expertise and network of industrial and consumer relationships
•	One Madison’s investors and strategic partners include JS Capital and Soros Capital (the family offices of Jonathan Soros and Robert Soros, respectively), as well as entities managed by Blackstone Alternative Solutions L.L.C.
•	Omar Asali to serve as Executive Chairman of Ranpak and Mark Borseth to continue as President and CEO

NEW YORK, December 13, 2018 -- One Madison Corporation (“OMAD”) (NYSE: OMAD, OMAD.U, OMAD. WS), a special purpose acquisition company, today announced that it has signed a definitive agreement with affiliates of Rhône Capital (“Rhône Capital”) pursuant to which OMAD will combine with Ranpak Corporation (“Ranpak” or the “Company”). This transaction will introduce Ranpak as a publicly listed company with an anticipated enterprise value of approximately $1,089 million[1]. Upon the closing of the transaction, OMAD will be renamed and will remain NYSE-listed under a new ticker symbol.

Ranpak is the global leader in fiber-based, environmentally sustainable protective packaging solutions that safeguard products in commerce and industrial supply chains. Ranpak utilizes a systems-based business model to drive recurring revenue through an installed platform of over 90,000 machines. Through this platform, Ranpak sells value-added consumables to end-users via a network of exclusive distributor relationships, delivering services to approximately 30,000 diversified end-users in over 40 countries. Ranpak’s reliability and high-quality offerings has resulted in strong customer relationships with revenue from recurring customers and customer retention rates both in excess of 90% over the past five years.

Ranpak has a demonstrated track record of long-term growth and stability. The Company achieved a consistent average annual revenue growth rate of greater than 7% over the past five- and 15-year periods (adjusted for constant currency)[2], while maintaining attractive Adjusted EBITDA margins of greater than 30%. The Company’s asset-light operating model supports robust free cash flow conversion[3] of over 80% of Adjusted EBITDA for the past three years and benefits from a short payback period of approximately 15 months on machine investment. Ranpak expects to continue this strong performance by targeting revenue growth of 8% in 2019 and Adjusted EBITDA of $95mm (resulting in a 33% Adjusted EBITDA margin). Additionally, Ranpak’s business model has proven resilient in downturns, with the Company delivering increasing free cash flow (net of total capex) from 2008 to 2009 while maintaining consistent Adjusted EBITDA.

1 Assumes 69 million shares outstanding (including promote shares, net of earn-out shares), at a share price of $10.00 per share, and $399 million net debt.

2 Based on constant currency at € / $ 1.15. 2014 to 2017 results are pro forma for the e3neo acquisition. Based on unaudited revenue prior to 2015.

3 Free cash flow conversion defined as (Adjusted EBITDA less Maintenance Capex) / Adjusted EBITDA.

Ranpak is well-positioned to maintain its organic growth momentum from global expansion in e-Commerce and the increasing focus on environmentally sustainable solutions by both distributors and end-users. Approximately one-third of Ranpak’s sales are derived from e-Commerce, a market that has expanded at more than a 20% compound annual growth rate in recent years. The Company’s proprietary solutions and 100%-natural consumable product offering provides customers with a clear value proposition in supply chain management and product protection.

“Sustainability is real and here to stay. Customers and consumers demand eco-friendly solutions for product protection in both traditional supply chains and e-Commerce,” said Omar Asali, Chairman and Chief Executive Officer of One Madison Group. “We launched One Madison Corporation less than a year ago to acquire a business that met several criteria: a strong brand with leading market share, a history of innovation, a scalable platform with organic and strategic growth potential, and strong free cash flow generation. Ranpak meets and exceeds these criteria with a large and expanding addressable market, compelling growth opportunities, and proven financial performance. Ranpak has a tremendous opportunity to capitalize on trends including increased environmental awareness and global growth in e-Commerce. We applaud Ranpak’s management and employees on the business they have built and look forward to working together with them to take Ranpak to the next level.”

Following the transaction, the One Madison team will work closely with Ranpak to identify growth opportunities, deliver its global network of industrial and consumer relationships, and provide access to One Madison’s dedicated and experienced M&A team to assist in sourcing and executing acquisitions. Furthermore, this transaction will provide additional financial resources to execute Ranpak’s growth plans, including innovation, geographic expansion and product line extension.

“We are pleased to welcome One Madison as our new long-term strategic owner,” said Mark Borseth, President and CEO of Ranpak. “Omar and his team embrace our products and business strategy and the importance of continuing to lead in environmental sustainability, particularly in e-Commerce. We look forward to working closely with the One Madison team to combine their capital allocation expertise and deal-making acumen with our unique asset-light distribution model, track record of innovation, and industry-leading position to expand our customer base, product offering, and geographic reach.”

Key Transaction Terms

Under the terms of the transaction, OMAD will acquire Ranpak for $950 million in cash, including the repayment of existing first lien and second lien debt. The transaction and related expenses are expected to be funded with: (i) cash held in trust by OMAD of $300 million; (ii) approximately $407 million of debt drawn from $650 million of committed new debt financing available to fund the transaction and related expenses on the closing date; and (iii) approximately $292 million of committed equity investments from OMAD’s anchor investors. OMAD’s investors and strategic partners include JS Capital and Soros Capital (the family offices of Jonathan Soros and Robert Soros, respectively), as well as entities managed by Blackstone Alternative Solutions L.L.C.

Pro forma for the acquisition, the combined company will have an anticipated enterprise value of approximately $1.1 billion, implying a multiple of 11.5x 2019E Adjusted EBITDA of $95 million. The transaction’s cash proceeds are fully backstopped via the committed new debt financing.

Post transaction, Omar Asali will serve as Executive Chairman of Ranpak and Mark Borseth will continue to serve as President and CEO.

The transaction has been approved by the Boards of Directors of OMAD and Rhône Capital, and is expected to close in spring 2019, subject to approval by OMAD shareholders as well as regulatory approvals and other customary closing conditions.

Advisors and Financing Providers
Citi acted as financial advisor to OMAD and Credit Suisse and BofA Merrill Lynch acted as capital markets advisors for the transaction. Goldman Sachs acted as exclusive financial advisor to Rhône Capital and Ranpak. Davis Polk & Wardwell LLP served as legal counsel to OMAD and Sullivan & Cromwell LLP acted as legal advisor to Rhône Capital and Ranpak.

The transaction includes committed debt financing from The Merchant Banking Division of Goldman Sachs.

Investor Call and Webcast Details

Investors may listen to a conference call regarding the proposed transaction at 10:00 AM EST today, December 13, 2018. The call may be accessed by dialing (866) 547-1509 toll-free in the U.S. or (920) 663-6208 internationally and participants should provide Conference ID number 6778435. An investor presentation discussed on the call is available on OMAD’s website at http://www.onemadisoncorp.com/corporate-governance--investor-relations.html

A webcast of the call can be accessed at https://event.on24.com/wcc/r/1900228-1/311F201D07FFAFBD0997F74B81EE4EE7

The call will be available for replay at 1:00 PM EST today until midnight on December 27 2018 by dialing (800) 585-8367 toll-free in the U.S. or (404) 537-3406 internationally.  The webcast will be archived and available for viewing for 90 days beginning at 12:00 PM EST today at https://event.on24.com/wcc/r/1900228-1/311F201D07FFAFBD0997F74B81EE4EE7.

About One Madison Corporation

OMAD is a special purpose acquisition company launched in 2018 for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. OMAD began trading on NYSE in January 2018 and its Class A ordinary shares, units and warrants trade under the ticker symbols OMAD, OMAD.U, and OMAD.WS, respectively. OMAD is sponsored by One Madison Group LLC, an investment firm founded by Omar Asali, formerly President and Chief Executive Officer of HRG Group. One Madison’s investors and strategic partners include JS Capital and Soros Capital (the family offices of Jonathan Soros and Robert Soros, respectively), as well as entities managed by Blackstone Alternative Solutions L.L.C.

About Ranpak

Founded in 1972, Ranpak's goal was to create the first environmentally responsible system to effectively protect products during shipment. The development and improvement of materials, systems and total solution concepts have earned Ranpak a reputation as an innovative leader in e-commerce and industrial supply chain solutions. Ranpak is headquartered in Concord Township, Ohio and has approximately 550 employees.

About Rhône

With over 20 years of investing experience, Rhône Capital and its affiliates (“Rhône”) comprise a global alternative investment management firm with more than $5 billion in assets under management. The firm focuses its private equity investments in market leading businesses with a pan-European or transatlantic presence and global growth opportunities. Rhône Capital, which is currently investing capital from its fifth private equity fund, has invested in a diversified portfolio of companies, including those in the chemical, consumer product, food, packaging, industrials, specialty material, business services, and transportation sectors.

Additional Information

In connection with the proposed acquisition, One Madison will file a proxy statement with the Securities and Exchange Commission (the “SEC”). STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the proxy statement (when available) and any other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. In addition, stockholders will be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) at One Madison’s website at http://www.onemadisoncorp.com/corporate-governance--investor-relations.html or by contacting One Madison’s investor relations department via e-mail at info@onemadisongroup.com.

Participants in the Solicitation

One Madison and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from One Madison’s stockholders with respect to the proposed acquisition. Information about One Madison’s directors and executive officers and their ownership of One Madison’s common stock is set forth in One Madison’s filing with the SEC on (i) Form S-1, dated as of October 13, 2017, as amended on January 5, 2018 and (ii) Form 10-K, dated as of March 29, 2018, as supplemented by the Reports on Form 8-K filed on May 23, 2018 and September 13, 2018. Stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed acquisition, including the interests of One Madison’s directors and executive officers in the proposed acquisition, which may be different than those of One Madison’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed acquisition, which will be filed with the SEC.

USE OF NON-GAAP FINANCIAL MEASURES

This press release includes non-GAAP financial measures for Ranpak, including Adjusted EBITDA and free cash flow. Ranpak believes presentation of these non-GAAP measures is useful because they allow management to more effectively evaluate its operating performance and compare the results of its operations from period to period and against its peers without regard to financing methods or capital structure. Management does not consider these non-GAAP measures in isolation or as an alternative to similar financial measures determined in accordance with GAAP. The computations of EBITDA, adjusted EBITDA and free cash flow may not be comparable to other similarly titled measures of other companies. These non-GAAP financial measures should not be considered as alternatives to, or more meaningful than, measures of financial performance as determined in accordance with GAAP or as indicators of operating performance. Ranpak is not in a position to reasonably estimate the expected GAAP net income (loss) for fiscal year 2019. However, it expects to generate a GAAP net loss for such period.

USE OF PROJECTIONS

This press release includes financial estimates and projections, including with respect to Ranpak’s estimated revenues, net income, EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, free cash flow and free cash flow conversion for future periods. Neither Ranpak’s independent auditors, nor the independent registered public accounting firm of the Company, have audited, reviewed, compiled, or performed any procedures with respect to the estimates and projections for the purpose of their inclusion in this press release, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this press release. You should not place undue reliance on these estimates and projections as they may not necessarily be indicative of future results.

The assumptions underlying estimated and projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the estimated and projected results are indicative of the future performance of Ranpak or the Company or that actual results will not differ materially from those estimated or projected results presented. Inclusion of the estimated and projected financial information in this press release should not be regarded as a representation by any person that the results contained in the estimated and projected financial information will be achieved.

CAUTION ABOUT FORWARD-LOOKING STATEMENTS

The information in this press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. Statements that are not historical facts, including statements about the pending transaction among One Madison Corporation (“OMAD”), Rack Holdings L.P. and Rack Holdings Inc. (“Ranpak”) and the transactions contemplated thereby, and the parties, perspectives and expectations, are forward-looking statements.  In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.  The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.  Forward-looking statements in this press release may include, for example, statements about: our ability to complete our initial business combination; our expectations around the performance of the prospective target business or business; our success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination; our officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination; the proceeds of the forward purchase shares being available to us; our potential ability to obtain additional financing to complete our initial business combination our public securities’ potential liquidity and trading; the lack of a market for our securities; the use of proceeds not held in the trust account or available to us from interest income on the trust account balance; the trust account not being subject to claims of third parties; or our financial performance following this offering.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us.  There can be no assurance that future developments affecting us will be those that we have anticipated.  These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the initial business combination; (2) the possibility that the terms and conditions set forth in any definitive agreements with respect to the initial business combination may differ materially from the terms and conditions set forth herein; (3) the outcome of any legal proceedings that may be instituted against OMAD, Ranpak or others following the announcement of the initial business combination and any definitive agreements with respect thereto; (4) the inability to complete the initial business combination due to the failure to obtain approval of the stockholders of OMAD, to obtain financing to complete the initial business combination or to satisfy other conditions to closing in the definitive agreements with respect to the initial business combination; (5) changes to the proposed structure of the initial business combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the initial business combination; (6) the ability to meet NYSE’s listing standards following the consummation of the initial business combination; (7) the risk that the initial business combination disrupts current plans and operations of Ranpak as a result of the announcement and consummation of the initial business combination; (8) costs related to the initial business combination; (9) changes in applicable laws or regulations; (10) the possibility that Ranpak or the combined company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in filings made with the SEC.  Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements.  We are not undertaking any obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise.  You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future.  Accordingly, you should not put undue reliance on these statements.

Investor Contact

Bharani Bobba
Chief Financial Officer

212-763-0930

Media Contacts

Sard Verbinnen & Co.

George Sard/Jamie Tully/David Millar

212-687-8080